Exhibit 24

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Craig J. Tuttle and/or Debra A. Schneider as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2008, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of January, 2009.

/s/ GREGORY J. DUMAN
Gregory J. Duman

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Craig J. Tuttle and/or Debra A. Schneider as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2008, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of February, 2009.

/s/ JEFFREY L. SKLAR
Jeffrey L. Sklar

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Craig J. Tuttle and/or Debra A. Schneider as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2008, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 19th day of January, 2009.

/s/ RODNEY S. MARKIN
Rodney S. Markin

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Craig J. Tuttle and/or Debra A. Schneider as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2008, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of January, 2009.

/s/ GREGORY T. SLOMA
Gregory T. Sloma

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Craig J. Tuttle and/or Debra A. Schneider as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2008, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 24th day of January, 2009.

/s/ FRANK WITNEY
Frank Witney